Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,100,975
Unrealized Gain (Loss) on Market Value of Commodity Futures	(2,962,420)
Dividend Income	835,827
Interest Income	58,238
ETF Transaction Fees	1,750
Total Income (Loss)	$1,034,370

Expenses
Management Fees	$171,540
Professional Fees	41,679
Brokerage Commissions	21,098
Directors' Fees and insurance	6,507
Total Expenses	$240,824
Net Income (Loss)	$793,546

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/23	$255,837,514
Additions (150,000 Shares)	8,146,814
Withdrawals (300,000 Shares)	(16,632,676)
Net Income (Loss)	793,546

Net Asset Value End of Month	$248,145,198
Net Asset Value Per Share (4,400,000 Shares)	$56.40

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,726,863
Unrealized Gain (Loss) on Market Value of Commodity Futures	13,700,839
Dividend Income	578,587
Interest Income	35,120
ETF Transaction Fees	3,850
Total Income (Loss)	$18,045,259

Expenses
Management Fees	$92,937
Professional Fees	28,193
Brokerage Commissions	2,298
Directors' Fees and insurance	7,306
Total Expenses	$130,734
Net Income (Loss)	$17,914,525

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/23	$169,536,375
Additions (700,000 Shares)	17,816,433
Withdrawals (1,750,000 Shares)	(43,590,400)
Net Income (Loss)	17,914,525

Net Asset Value End of Month	$161,676,933
Net Asset Value Per Share (6,300,000 Shares)	$25.66

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,827,838
Unrealized Gain (Loss) on Market Value of Commodity Futures	10,738,419
Dividend Income	1,414,414
Interest Income	93,358
ETF Transaction Fees	5,600
Total Income (Loss)	$19,079,629

Expenses
Management Fees	$264,477
Professional Fees	69,872
Brokerage Commissions	23,396
Non-interested Directors' Fees and Expenses	13,813
Total Expenses	$371,558
Net Income (Loss)	$18,708,071

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/23	$425,373,889
Additions (850,000 Shares)	25,963,247
Withdrawals (2,050,000 Shares)	(60,223,076)
Net Income (Loss)	18,708,071

Net Asset Value End of Month	$409,822,131

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596